UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COMMUNITY CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1402-C Highway 72 West

Greenwood, SC 29649

(864) 941-8200

July 8, 2009

To our shareholders:

You are cordially invited to attend a special meeting of shareholders of Community Capital Corporation (the Company) to be held on Wednesday, August 5, 2009, at 10:00 a.m. Eastern time at the corporate offices of the Company’s banking subsidiary, CapitalBank, located at 109 Montague Avenue, Greenwood, South Carolina 29649.

The attached notice of special meeting of shareholders and proxy statement describe the formal business to be transacted at the special meeting. As a shareholder, you are being asked to approve two separate items: (1) an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock of the Company, par value $1.00; and (2) the issuance of the Company’s common stock equal to or greater than 20% of the Company’s outstanding common stock pursuant to a possible offering to investors in connection with a rights offering or private offering. We are asking for your vote on these items to facilitate our ability to raise additional capital to support our operations during these uncertain economic times.

The vote required to amend our Articles of Incorporation to increase the number of authorized shares of common stock is the affirmative vote of two-thirds (2/3) of the votes entitled to be cast on the amendment. The vote required to approve the issuance of Company common stock equal to or greater than 20% of the Company’s outstanding common stock pursuant to a possible offering to investors is the affirmative vote of a majority of the total votes cast of the shares represented in person or by proxy and entitled to vote on the item. Your attendance at the special meeting and your affirmative vote on these matters is important, and we appreciate your continued support. Our directors and executive officers will be present at the special meeting to respond to any questions that you may have.

Even if you plan to attend the meeting in person, we encourage you to vote your shares ahead of time by using the enclosed proxy card. This will ensure that your voting preferences will be represented at the meeting. If you attend the meeting and prefer to vote in person, you may do so. The attached proxy statement explains more about proxy voting and the items on which you will be voting. Please read it carefully.

We look forward to seeing you at the special meeting of shareholders on August 5, 2009.

Sincerely,

William G. Stevens	Patricia C. Hartung
President and Chief Executive Officer	Chairman of the Board

PLEASE VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY

PURSUANT TO THE INSTRUCTIONS ON THE PROXY CARD.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 5, 2009

A special meeting of shareholders of Community Capital Corporation (the Company) will be held at the corporate offices of the Company’s banking subsidiary, CapitalBank, located at 109 Montague Avenue, Greenwood, South Carolina 29649, on Wednesday, August 5, 2009, beginning at 10:00 a.m. Eastern time, for the following purposes:

(1)	To approve a proposed amendment to our Articles of Incorporation to increase the number of authorized shares of common stock of the Company, par value $1.00, from ten million (10,000,000) shares to twenty million (20,000,000) shares;

(2)	To approve an issuance of the Company’s common stock equal to or greater than 20% of the Company’s outstanding common stock pursuant to a possible offering to investors in connection with a rights offering or private offering; and

(3)	To transact any other business that properly comes before the special meeting or any adjournment of the meeting.

Only holders of record of our common stock at the close of business on July 7, 2009 are entitled to notice of, and to vote at, the special meeting or any adjournment of the meeting. The Board of Directors of Community Capital Corporation has approved the proposed amendment to our Articles of Incorporation and the proposal to issue shares of the Company’s common stock equal to or greater than 20% of the Company’s outstanding common stock, and recommends that shareholders vote “FOR” approval of both proposals.

Each shareholder who attends the special meeting may be asked to present valid picture identification, such as a driver’s license, military identification or passport. Shareholders attending the meeting and holding shares of our common stock in brokerage accounts (street name holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.

By Order of the Board of Directors,

William G. Stevens

President and Chief Executive Officer

Patricia C. Hartung

Chairman of the Board

Greenwood, South Carolina

July 8, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on August 5, 2009

The Company’s proxy statement is available online at [•].

YOUR VOTE IS VERY IMPORTANT.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING IN PERSON, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED REPLY ENVELOPE PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	1

PROXY STATEMENT	2

ABOUT THE MEETING	2

PROPOSAL ONE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	6

ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK EQUAL TO OR GREATER THAN 20% OF THE COMPANY’S OUTSTANDING COMMON STOCK PURSUANT TO A POSSIBLE RIGHTS OFFERING OR A PRIVATE OFFERING TO INVESTORS	8

OTHER MATTERS THAT MAY COME BEFORE THE MEETING	12

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS	12

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING	13

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE	14

APPENDIX A	A-1

ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION	A-1

APPENDIX B	B-1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-1

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this proxy statement constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. You can identify these statements from our use of the words “plan,” “forecast,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “is likely,” “will,” and similar expressions. These forward-looking statements may include, among other things:

•	statements and assumptions relating to financial performance;

•	statements relating to the anticipated effects on results of operations or financial condition from recent or future developments or events;

•	statements relating to our capital raising activities, the rights offering and standby purchasers, business and growth strategies and our regulatory capital levels; and

•	any other statements, projections or assumptions that are not historical facts.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. In addition, our past results of operations do not necessarily indicate our future results. We discuss these and other uncertainties in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2008 and Form 10-Q for the quarter ended March 31, 2009, as well as in any future filings we may make that may be incorporated by reference herein. For information on the documents we are incorporating by reference and how to obtain a copy, please see “Incorporation of Certain Information By Reference” in this proxy statement. We undertake no obligation to update publicly any of these statements in light of future events.

COMMUNITY CAPITAL CORPORATION

1402-C Highway 72 West

Greenwood, South Carolina 29649

PROXY STATEMENT

We are furnishing this proxy statement to the shareholders of Community Capital Corporation (the Company) in connection with the solicitation of proxies by the Company to be voted at the special meeting of shareholders, and at any adjournments thereof, to be held at the corporate offices of the Company’s banking subsidiary, CapitalBank, located at 109 Montague Avenue, Greenwood, South Carolina 29649, on Wednesday, August 5, 2009, at 10:00 a.m. Eastern time. We are first mailing this proxy statement and the accompanying proxy card to shareholders on or about July 8, 2009.

As used in this proxy statement, the terms “the Company,” “we,” “our” and “us” all refer to Community Capital Corporation.

ABOUT THE MEETING

What is the purpose of the special meeting?

At the special meeting, we will ask shareholders to approve: (1) a proposed amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from ten million (10,000,000) shares to twenty million (20,000,000) shares; and (2) the issuance of the Company’s common stock equal to or greater than 20% of the Company’s outstanding common stock pursuant to a possible offering to investors, who we also refer to as standby purchasers, in connection with a rights offering or private offering.

Why is the Company submitting these proposals to its shareholders?

In light of continuing, unprecedented deterioration in the credit, housing and financial markets, the Board of Directors believes the Company needs increased flexibility to raise additional capital. The Board of Directors believes that it is in the best interests of shareholders to have a greater number of authorized shares of common stock available for issuance in connection with public or private financing opportunities, and various general corporate programs and purposes, including a possible rights offering or private offering. The Company is seeking shareholder approval to permit it to issue an amount of common stock representing 20% or more of its outstanding common stock in a possible offering to standby purchasers in connection with a rights offering or private offering, as required by Nasdaq Marketplace 5635(d).

What are the Company’s and the shareholders’ obligations with respect to the proposals?

A vote in favor of Proposal 1 or Proposal 2 will not obligate any shareholder to purchase shares in connection with a possible rights offering. Further, a vote in favor of Proposal 1 or Proposal 2 will not obligate the Company to pursue a rights offering, an offering to standby purchasers in connection with a rights offering or a private offering. Failure to vote in favor of Proposal 1 or Proposal 2 however may prevent the Company from pursuing a possible offering to standby purchasers in connection with a rights offering or a private offering.

How would the issuance of additional shares of common stock in a possible rights offering, offering to standby purchasers in connection with a rights offering or private offering impact existing shareholders?

As discussed in more detail under Proposal 2, the issuance of common stock in a possible rights offering, offering to standby purchasers in connection with a rights offering or private offering would result in dilution of existing shareholders. Because a decision has not been made about the size, terms and conditions of any such offer, the level of potential dilution cannot be determined at this time, however the Board of Directors does not intend to issue shares of common stock in excess of $[—] million in the aggregate. This proxy statement is not an offer to sell or the solicitation of an offer to buy shares of our common stock or any other securities. Offers and sales of common stock issuable in connection with a rights offering will only be made by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus. We will file a registration statement with the Securities and Exchange Commission (the SEC) in connection with the proposed rights offering. Once the registration statement becomes effective, we will mail the rights offering prospectus to holders of our common stock. The prospectus will contain certain important information about the rights offering. You should not make a decision to participate in the rights offering until you read the prospectus.

Who is entitled to vote at the special meeting?

Only shareholders of record at the close of business on July 7, 2009 (the record date) are entitled to receive notice of and to participate in the special meeting, or any adjournment of the meeting.

What are the voting rights of the holders of our common stock?

Each outstanding share of our common stock is entitled to one vote on each matter to be voted upon at the special meeting.

Who can attend the special meeting?

Subject to space availability, all shareholders as of the record date, or their duly appointed proxies, may attend the special meeting, and one guest may accompany each shareholder. Because seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at [—] a.m. Eastern time. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license, military identification or passport. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date, obtain a proxy form from your broker and check in at the registration desk at the meeting. We will not permit cameras, recording devices or other electronic devices at the meeting.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock on the record date constitutes a quorum, permitting the meeting, or any adjournment of the meeting, to take place. As of the record date, approximately [—] shareholders of record held [—] issued and outstanding shares of our common stock. Consequently, the presence of the holders of common stock representing at least [—] shares will be required to establish a quorum. Abstentions and broker non-votes will be counted for the purpose of determining a quorum.

If a quorum is not present or represented at the special meeting, the shareholders entitled to vote, whether present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Our directors, officers, and regular employees may solicit proxies for the reconvened meeting in person or by mail or telephone. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, the individuals designated by the Board of Directors on the proxy card as proxy holders will vote your shares as you direct. If you are a holder of record as of the record date and attend the meeting, you may deliver your completed proxy card in person. If you are a “street name” shareholder and wish to vote at the meeting, you will need to obtain a proxy form from the institution that holds your shares. Even if you plan to attend the special meeting, we encourage you to vote in advance of the special meeting by returning your proxy in the enclosed reply envelope so your vote will be counted if you later decide not to attend the meeting.

If you submit your proxy but do not specify how your shares are to be voted, the designated proxy holders will vote “FOR” the proposals in accordance with the Board of Directors’ recommendation set forth below. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Can I change my vote after I return my proxy card?

Yes. Even if you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised at the special meeting by: (i) delivering to our Corporate Secretary a written notice at the address on the cover of this proxy statement bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the special meeting, or (iii) attending the special meeting and voting in person. Please note that your attendance at the meeting will not automatically revoke your proxy at the meeting. You must specifically revoke your proxy. Whether or not you plan to attend the special meeting, you are urged to vote, sign and return the enclosed proxy.

What vote is required to approve each item?

Proposal One. Approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from ten million (10,000,000) shares to twenty million (20,000,000) shares requires the affirmative vote of two-thirds (2/3) of the votes entitled to be cast on the amendment.

Proposal Two. Approval of the issuance of additional shares of the Company’s common stock equal to or greater than 20% of the Company’s outstanding common stock pursuant to a possible offering to standby purchasers in connection with a rights offering or private offering requires the affirmative vote of a majority of the total votes cast, based the shares represented in person or by proxy and entitled to vote on the item.

Other Items. For other items that properly come before the special meeting or any adjournment of the meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval.

How will the Board of Directors and management vote?

Together, the Board of Directors and management of the Company control approximately [—]% of the voting power. The Board recommends that shareholders vote “FOR” both proposals and the Board and management intend to vote their shares in favor of both proposals. Your vote is very important and you should promptly return your proxy card.

How will abstentions and broker non-votes be counted?

Under certain circumstances, including Proposals 1 and 2, banks and brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions to the bank or broker (a broker non-vote). Broker non-votes and abstentions will be counted for the purpose of determining if a quorum is present. For the proposal to amend our Articles of Incorporation to increase the number of authorized shares of our common stock from ten million (10,000,000) shares to twenty million (20,000,000) shares, abstentions and broker non-votes will have the effect of a vote “AGAINST” the Amendment to our Articles of Incorporation to increase the amount of authorized common stock. For the proposal to approve the issuance of the Company’s common stock equal to or greater than 20% of our outstanding common stock pursuant to a possible offering to investors in connection with a rights offering or private offering, abstentions and broker non-votes will have no effect on the outcome.

For any other matters that may be properly submitted to shareholders, abstentions and broker non-votes will have no effect on the outcome of a vote on the matter.

Our Board of Directors urges you to promptly vote by completing, dating and signing the accompanying proxy card and returning it in the enclosed postage-paid envelope, or, if you hold your stock in “street name” through a bank or broker, by contacting your bank or broker and following the voting instructions of your bank or broker.

Who bears the cost of this proxy statement and who may solicit proxies?

We will bear the cost of preparing, assembling, and mailing this proxy statement and the form of proxy. Our directors, officers, and employees may also solicit proxies personally or by mail or telephone. No compensation will be paid for these solicitations. In addition, we may request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward our proxy solicitation materials to the beneficial owners of our common stock held of record by these entities, and we will reimburse their reasonable forwarding expenses.

PROPOSAL ONE

AMENDMENT TO OUR ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

At a meeting on June 17, 2009, our Board of Directors voted to adopt, subject to shareholder approval, an amendment to the Articles of Incorporation of the Company increasing the authorized shares of common stock from ten million (10,000,000) shares to twenty million (20,000,000) shares.

Purpose of Increasing the Number of Authorized Shares of Common Stock

Our Board of Directors believes that, given the recent and continuing financial crisis, it is advisable to have a greater number of authorized shares of common stock available for issuance in connection with public or private financing opportunities, and various general corporate programs and purposes. Our Board of Directors is currently contemplating raising additional capital by selling shares of the Company’s common stock pursuant to a possible rights offering, an offering to standby purchasers in connection with a rights offering or a private offering, as discussed further below.

We may also in the future, from time to time, consider acquisitions and mergers as opportunities arise, stock splits, and other public or private financings to provide us with capital, any or all of which may involve the issuance of additional shares of common stock or securities convertible into shares of common stock. Also, additional shares of common stock may be necessary to meet anticipated future obligations under our 2004 Equity Incentive Plan under which we may grant future equity awards to our employees, officers and directors. We believe that these benefit plans are critical to retaining our management team during this turbulent and uncertain period. The Board of Directors believes that having the authority to issue additional shares of common stock will avoid the possible delay and significant expense of calling and holding additional special meetings of shareholders to increase the authorized shares at a later date and will enhance its ability to respond promptly to opportunities for increasing our capital levels through public or private offerings of our common stock, acquisitions, mergers and stock splits.

Effect of Increasing the Number of Authorized Shares of Common Stock

If this proposal is approved, the additional authorized shares of common stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board of Directors may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations. Because our common stock is traded on the Nasdaq Global Market, shareholder approval must be obtained, under applicable Nasdaq rules, prior to the issuance of shares for certain purposes, including the issuance of shares of the Company’s common stock equal to or greater than twenty percent (20%) of the Company’s then outstanding shares of common stock in connection with a private financing or an acquisition or merger.

The authorization of additional shares of common stock will not, by itself, have any effect on the rights of present shareholders. The additional ten million (10,000,000) shares to be authorized will be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding. Shareholders do not have preemptive rights to subscribe for or purchase additional shares of common stock. Accordingly, the issuance of additional shares of common stock for corporate purposes other than a stock split or stock dividend could have a dilutive effect on the ownership and voting rights of shareholders at the time of issuance.

If approved, the amendment will be effective upon the filing of the Articles of Amendment with the Secretary of State of the State of South Carolina promptly after the special meeting. The full text of the proposed amendments to our Articles of Incorporation is attached to this proxy statement as Appendix A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL TWO

ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK EQUAL TO OR

GREATER THAN 20% OF THE COMPANY’S OUTSTANDING COMMON STOCK PURSUANT TO

A POSSIBLE RIGHTS OFFERING OR PRIVATE OFFERING TO INVESTORS

We are seeking shareholder approval to permit us to sell an amount of common stock representing 20% or more of our outstanding shares of common stock in a possible offering to standby purchasers in connection with a rights offering or a private offering, not to exceed $[—] million in the aggregate.

Background

Our Board of Directors has approved certain capital raising efforts in order to improve CapitalBank’s capital position and to retain additional capital at the Company for general corporate purposes. Such capital raising efforts may include a rights offering, an offering to standby purchasers in connection with a rights offering and/or a private offering of common stock. We currently intend to engage in a rights offering of common stock. However, due to current market conditions, the individual investment decisions of our shareholders and other factors, there is no guarantee that a rights offering to existing shareholders will raise sufficient capital to improve our capital position. As a result, we may also conduct an offering of common stock to a limited number of institutional investors and high net worth individuals, who may act as standby purchasers, to increase the likelihood that we raise sufficient capital regardless of the success of the rights offering to current shareholders. These standby purchasers may make commitments to purchase shares of our common stock. In this proxy statement, we refer to the rights offering and the offering to standby purchasers collectively as the “stock offerings.”

The number of shares available for sale to potential standby purchasers will depend on the number of shares purchased by our current shareholders in the rights offering. In the event certain standby purchasers require that we sell a minimum number of shares of common stock to them, which we refer to as the minimum guarantee amount, we will be obligated to sell to the standby purchasers common stock necessary to meet this minimum guarantee amount. The sale of shares of common stock to meet this minimum guarantee amount may result in the issuance of shares of our common stock equal to or greater than 20% of the outstanding shares of our common stock (including the shares issued pursuant to the rights offering and sale to the standby purchasers). If this were to occur, then under the Nasdaq Marketplace Rules (the Marketplace Rules) we would be required to obtain shareholder approval. As a result, we are asking for your approval for such a potential transaction. It is possible that we will not be obligated to sell a minimum guarantee amount of shares in excess of 20% of our outstanding common stock, or any shares of common stock at all, to standby purchasers, and, therefore, shareholder approval will not be required.

Our Board of Directors may also seek alternative sources of capital to satisfy its capital raising plans, including engaging in a private offering, which could also involve the issuance of additional shares of common stock or securities convertible into shares of common stock representing 20% or more of our outstanding shares of common stock. We are seeking your approval for such an issuance. We do not intend to issue shares of common stock to standby purchasers or investors with an aggregate value greater than $[—] million.

The Stock Offerings

Rights Offering. At a meeting on [—], 2009, our Board of Directors voted to authorize a capital raise, including a potential offering of rights to shareholders of the Company and the sale of shares to potential standby investors, not to exceed $[—] million. We currently intend to distribute to the record holders of our common stock non-transferable subscription rights to subscribe for and purchase shares of our common stock. This proxy statement is not an offer to sell or the solicitation of an offer to buy shares of our common stock or any other securities, including the rights or any shares of common stock issuable upon exercise of the rights. The rights offering will allow existing shareholder to purchase additional shares of common stock based on their pro rata ownership percentage in order to raise capital that will improve our capital ratios, while giving existing shareholders the opportunity to limit their ownership dilution from a sale of common stock to standby purchasers or other investors.

Offers and sales of common stock issuable upon exercise of the rights will only be made by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus. In connection with the potential rights offering, we intend to file a registration statement with the SEC. Once the registration statement becomes effective, we will mail the rights offering prospectus to our shareholders. The prospectus will contain important information about the rights offering and the standby purchasers, if applicable. You should not make a decision to participate in the rights offering until you read the prospectus.

Offering to Standby Purchasers and Investors. We may sell additional shares of our common stock, as well as shares not subscribed for in the rights offering, in an offering to institutional investors and high net worth individuals. We intend to enter into separate standby purchase agreements or other applicable agreements with certain institutional investors and high net worth individuals, pursuant to which we may agree to sell and these investors and individuals will severally agree to purchase shares of our common stock. These standby purchase commitments will be subject to certain conditions as will be set forth in the standby purchase agreements. The number of shares available for sale to the standby purchasers will depend on the number of shares subscribed for in the rights offering and our agreements with the standby purchasers. The price per share paid by the standby purchasers for such common stock will be the same subscription price paid by our shareholders in the rights offering. We are asking for your approval to issue more than 20% of our outstanding shares of common stock in the event the standby purchasers or investors require a minimum guarantee amount in connection with the rights offering or in a private offering, and the issuance of such amount would exceed 20% of our shares of common stock outstanding following the consummation of the stock offerings. Our Board of Directors has authorized the rights offering, including an offering to standby purchasers, and a private offering not to exceed $[—] million.

Principal Effects on Outstanding Common Stock

The issuance of shares of our common stock in the stock offerings would dilute, and thereby reduce, each existing shareholder’s proportionate ownership in our shares of common stock (other than shareholders who purchase sufficient shares of our common stock in the rights offering to prevent such dilution). Because of the current volatility in the capital markets, the Board of Directors has not yet determined the terms and conditions of the stock offerings. As a result, the level of potential dilution cannot be determined at this time, but the Board does not intend to issue shares of common stock in excess of $[—] million in the aggregate. The issuance of shares at less than the then-existing market price would likely reduce the price per share of shares held by existing shareholders who do not purchase shares in the stock offerings. It is anticipated that some of the shares we sell in the stock offerings will be to one or more shareholders such that those shareholders could acquire a large block of our common stock. This would concentrate voting power in the hands of a few shareholders who could exercise greater influence on our operations or the outcome of matters put to a vote of shareholders in the future.

We cannot determine what the actual net proceeds from the sale of the shares of common stock in the stock offerings or the private offering will be until the stock offerings or the private offering are completed. Our Board of Directors has authorized a capital raise, including the stock offerings or the private offering up to $[—] million. The net proceeds retained by the Company will be invested in CapitalBank and used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with standby purchasers or other investors, so we cannot predict whether we will be successful in our efforts to raise capital from the stock offerings.

The issuance of shares to the standby purchasers will have no effect on the current rights of shareholders of our common stock under South Carolina law, including without limitation, voting rights, rights to dividend payments and rights upon liquidation. Other than with respect to the proposed rights offering, holders of our shares of common stock are not entitled to preemptive rights with respect to any shares that may be issued.

Reasons for Requesting Shareholder Approval

The Company is seeking shareholder approval to permit it to issue an amount of common stock representing 20% or more of its outstanding common stock in the event certain standby purchasers require a minimum guarantee amount in excess of 20% of our outstanding common stock in the rights offering or in a private offering. Our common stock is listed on the Nasdaq Global Market and is subject to the Marketplace Rules. Pursuant to Marketplace Rule 5635(d), shareholder approval is required prior to the issuance or potential issuance of common stock of the Company at a price less than the greater of book or market value where: (i) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of the securities convertible into or exercisable for common stock; or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares or common stock outstanding before the issuance of the stock or securities.

Shareholder approval of this proposal does not require us to conduct the sale of shares as currently contemplated. Accordingly, if shareholders approve this proposal, we may sell such shares of our common stock without receiving further shareholder approval, subject to the restrictions set forth above and other restrictions imposed by the Marketplace Rules and applicable law. Similarly, because we are not requesting shareholder approval of the rights offering to existing shareholders, we may conduct a rights offering to our existing shareholders even if we do not receive shareholder approval of this Proposal Two.

Vote Requirement

Approval of this proposal requires the affirmative vote of a majority of the total votes cast of the shares represented in person or by proxy and entitled to vote on this proposal.

Effect of Failure to Approve the Issuance of Shares of Common Stock Equal to or Greater than 20% of the Outstanding Common Stock

If our shareholders do not approve the issuance of shares of the Company’s common stock equal to or greater than 20% of the Company’s outstanding common stock, we may be required to pursue alternative sources of capital to satisfy our capital raising efforts. Such alternative sources may not be available on commercially reasonable terms, if at all. If we do not raise additional capital, it could have a material adverse effect on our financial condition and results of operations and could adversely impact the price of our common stock. If economic conditions continue to deteriorate, especially in the real estate and credit markets, our regulatory capital level could fall below the “well capitalized” level and result in increased borrowing costs and more stringent borrowing terms. In addition, CapitalBank could be assessed higher premiums by the Federal Deposit Insurance Fund, and certain other assessment and regulatory fees could increase.

Interests of Directors and Executive Officers

The Company’s directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of the Company’s common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK EQUAL TO OR GREATER THAN 20% OF THE COMPANY’S OUTSTANDING COMMON STOCK PURSUANT TO A POSSIBLE RIGHTS OFFERING OR PRIVATE OFFERING TO INVESTORS.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

As of the date of this proxy statement, our Board of Directors knows of no other matter to come before the special meeting. However, if any matter requiring a vote of the shareholders should arise, the Board of Directors’ designees, William G. Stevens and R. Wesley Brewer, intend to vote the proxy in accordance with the Board of Directors’ recommendation, or in the absence of a Board of Directors recommendation, in accordance with their best judgment.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS

AND CERTAIN BENEFICIAL OWNERS

Who are the largest owners of our stock?

Based on information provided to the Company, the following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of June 19, 2009. Information is presented for each shareholder who was the beneficial owner of more than five percent (5%) of our outstanding common stock.

Name and Address	Number of Shares Beneficially Owned (1)	Percentage (1)
Community Capital Corporation Employee Stock Ownership Plan with 401k Provisions, 1402-C Highway 72 West, Greenwood, SC 29649	252,714.84	5.59%

(1)	We determine beneficial ownership in accordance with the rules and regulations of the SEC, which generally includes voting or investment power with respect to securities. We deem outstanding shares of our common stock issuable upon the exercise of options currently exercisable, or exercisable within 60 days as of June 19, 2009, for computing the percentage ownership of the person holding the options, but do not deem outstanding the shares for computing the percentage ownership of any other person. We base percentage ownership on 4,523,966 shares outstanding on June 19, 2009.

How much stock do our directors and executive officers own?

Based on information provided to the Company, the following table shows, as of June 19, 2009, the number of shares of our common stock beneficially owned (unless otherwise indicated) by: (i) each of our directors and each of our executive officers, individually; and (ii) all of our directors and executive officers, as a group. Except as otherwise specified in the notes to the following table, each of the shareholders named in the table has indicated to us that the shareholder has sole voting and investment power with respect to all shares of our common stock reflected as being beneficially owned by that shareholder. Unless otherwise indicated, the address of each of the individuals below is 1402-C Highway 72 West, Greenwood, SC 29649.

Name	Number of Shares Beneficially Owned (1)	Percentage (1)
William G. Stevens	143,617(2)	3.17%
George B. Park	97,383(3)	2.15%
Lex D. Walters, Ph.D.	86,663(4)	1.92%
Miles Loadholt	56,699(5)	1.25%
R. Wesley Brewer	46,583(6)	1.03%
Harold Clinkscales, Jr.	40,829(7)	*
Wayne Q. Justesen, Jr.	29,067(8)	*
Clinton C. Lemon, Jr.	27,153(9)	*
Patricia C. Hartung	18,526	*
B. Marshall Keys	17,207(10)	*
H. Edward Munnerlyn	10,329(11)	*
George D. Rodgers	9,701(12)	*
All directors and executive officers as a group (12 persons)	583,757	13.0%

*	Amount represents less than 1.0%.

(1)	We determine beneficial ownership in accordance with the rules and regulations of the SEC, which generally includes voting or investment power with respect to securities. We deem outstanding shares of our common stock issuable upon the exercise of options currently exercisable, or exercisable within 60 days as of June 19, 2009, for computing the percentage ownership of the person holding the options, but do not deem outstanding the shares for computing the percentage ownership of any other person. We base percentage ownership on 4,523,966 shares outstanding on June 19, 2009.
(2)	Includes 4,000 shares of restricted stock that vest on February 1, 2011, and 10,000 shares of restricted stock that vest on February 1, 2012. Includes 11,800 shares held by Mr. Stevens’ wife. Includes 103,634 shares pledged as security.
(3)	Includes 96,845 shares pledged as security.
(4)	Includes 6,121 shares held by Dr. Walters’ wife. Includes 80,000 shares pledged as security.
(5)	Includes 36,978 shares pledged as security.
(6)	Includes 2,000 shares of restricted stock that vest on February 1, 2011, and 8,000 shares of restricted stock that vest on February 1, 2012. Includes 10,906 shares pledged as security.
(7)	Includes 12,907 shares held by Mr. Clinkscales as custodian for Mr. Clinkscales’ daughters.
(8)	Includes 18,533 shares pledged as security.
(9)	Includes 1,150 shares held in the C. Calhoun Lemon, Sr. 1972 Trust.
(10)	Includes 100 shares held by Mr. Keys’ wife, and 603 shares held in the name of Mr. Keys’ business.
(11)	Includes 928 shares held by Mr. Munnerlyn’s wife. Includes 8,000 shares pledged as security.
(12)	Includes 395 shares in an IRA for Mr. Rodgers’ wife, and 253 shares held in the W. Gordon Rodgers Trust.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

If you would like to have a proposal considered for inclusion in the proxy statement for the 2010 annual meeting, we must receive your written proposal at the address on the cover of this proxy statement, attention Corporate Secretary, no later than December 11, 2009. Each shareholder submitting proposals for inclusion in the proxy statement must comply with the proxy rules under the Securities Exchange Act of 1934, as amended, including without limitation being the holder of at least $2,000 in market value, or 1%, of the securities entitled to be voted on the proposal at the annual meeting for at least one year by the date the shareholder submits the proposal and continue to hold those securities through the date of the 2010 annual meeting.

If you wish to submit a proposal for consideration at the 2010 annual meeting, but which will not be included in the proxy statement for the meeting, we must receive your proposal in accordance with our Bylaws. Our Bylaws require timely advance written notice of any proposals to be presented at an annual meeting of shareholders. For a notice to be timely, it must be received at our principal offices at the address on the cover of this proxy statement sixty days, but not more than ninety days, prior to the anniversary date of the immediately preceding annual meeting of shareholders. In other words, proposals for the 2010 annual meeting must be received by at least March 22, 2010 but not prior to February 19, 2010. However, if the 2010 annual meeting is not held within thirty days before or after May 20, 2010, then for the notice by the shareholder to be timely, it must be received at our principal offices at the address on the cover of this proxy statement not later than the close of business on the tenth day following the date on which the notice of the 2010 annual meeting was actually mailed. The notice must give: (a) a brief description of the business desired to be brought before the 2010 annual meeting (including the specific proposal(s) to be presented) and the reasons for conducting the business at the 2010 annual meeting; (b) the name and address, as they appear on our books, of the shareholder(s) proposing the business; (c) the class and number of shares that are held beneficially, but not held of record, by the proposing shareholder(s) as of the record date for the 2010 annual meeting, if the date has been made publicly available, or as of a date within ten days of the effective date of the notice by the proposing shareholder(s) if the record date has not been made publicly available, and (d) any interest of the proposing shareholder(s) in the business. Shareholders desiring to make proposals to be presented at the 2010 annual meeting are directed to these requirements as more specifically set forth in our Bylaws, a copy of which is available upon request to our Corporate Secretary at the address listed on the cover of this proxy statement. The chairman of the 2010 annual meeting may exclude from the meeting any matters that are not properly presented in accordance with these Bylaw requirements.

Notwithstanding the foregoing, our Articles of Incorporation entitle any shareholder entitled to vote for the election of directors to make nominations for the election only by giving written notice to our Secretary at least thirty days but not more than sixty days prior to the annual meeting of shareholders at which directors are to be elected, unless the requirement is waived in advance of the meeting by the affirmative vote of eighty percent of our directors.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The information incorporated by reference into this proxy statement is an important part of this proxy statement. Any statement contained in a document that is incorporated by reference into this proxy statement is automatically updated and superseded if information contained in this proxy statement, or information that we later file with the SEC, modifies or replaces the information. The following items in documents filed by the Company with the SEC are incorporated by reference into this proxy statement:

•	Part II, Items 7, 7A, 8 and 9 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008; and

•	Part I, Items 1, 2 and 3 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

We will provide to each person, including any beneficial owner, to whom this proxy statement is delivered, a free copy of any or all of the information that has been incorporated by reference into this proxy statement but not delivered with this proxy statement. Please direct your written request to: R. Wesley Brewer, Chief Financial Officer, P. O. Box 218, Greenwood, South Carolina 29648. A copy of the annual report on Form 10-K for the year ended December 31, 2008 and the quarterly report on Form 10-Q is also available on the SEC’s Internet site at http://www.sec.gov and on our website at www.comcapcorp.com by clicking on “Investor Relations,” under “SEC Filings.”

You may obtain directions to attend the meeting and vote in person by contacting Investor Relations at (864) 941-8242.

APPENDIX A

STATE OF SOUTH CAROLINA

SECRETARY OF STATE

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

(Re: Authorized Shares of Common Stock)

COMMUNITY CAPITAL CORPORATION

Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.	The name of the corporation is Community Capital Corporation.

2.	Date of Incorporation: April 8, 1988.

3.	The name and address of the registered agent of the corporation is:

William G. Stevens

109 Montague Street

Greenwood, South Carolina 29646

4.	The corporation adopted the following amendments of its Articles of Incorporation:

The initial paragraph of Article SIX shall be deleted and replaced in its entirety by the following:

“The corporation shall have the authority to be exercised by the Board of Directors to issue a total of 22,000,000 shares of all classes of stock, which shall consist of not more than 20,000,000 shares of common voting stock of $1.00 par value (the “Common Stock”) and 2,000,000 shares of a special class of stock of $1.00 par value (the “Special Stock”), which shall be designated as the Board of Directors may determine, and which may be issued in a series by the Board of Directors. Preferences, limitations and relative rights with respect to the shares of each class of stock of the corporation shall be as hereinafter set forth.”

5.	The amendment was adopted at a special meeting of shareholders on August 5, 2009.

At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the amendment, and the vote of such shares was:

Voting Group	Number of Outstanding Shares	Number of Votes Entitled to be Cast	Number of Votes Represented at the Meeting	Number of Undisputed Shares Cast
				For	Against
Common Stock	[—]	[—]	[—]	[—]	[—]

6.	These Articles of Amendment shall be effective at [—] Eastern time, [—], 2009

DATE: [—], 2009	COMMUNITY CAPITAL CORPORATION

By:
	Its:	William G. Stevens President and Chief Executive Officer

A-1

APPENDIX B

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this proxy statement on Schedule 14A of our report dated March 12, 2009 relating to the financial statements and the effectiveness of internal control over financial reporting, which appears in Community Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008. We also consent to the references to us under the heading “Experts” in such proxy statement.

/s/ Elliott Davis, LLC

Greenville, South Carolina

[—], 2009

B-1

REVOCABLE PROXY

COMMUNITY CAPITAL CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, AUGUST 5, 2009, AT CAPITALBANK, 109 MONTAGUE AVENUE, GREENWOOD, SOUTH CAROLINA 29649, AT 10:00 A.M. EASTERN TIME.

The undersigned hereby appoints William G. Stevens and R. Wesley Brewer, or either of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of Community Capital Corporation, South Carolina corporation, held or owned by the undersigned or standing in the name of the undersigned at the special meeting of shareholders of Community Capital Corporation and any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:

1.	Approval of an Amendment to our Articles of Incorporation to Increase the Authorized Shares of common stock from Ten Million (10,000,000) shares to Twenty Million (20,000,000) shares:

FOR	AGAINST	ABSTAIN

☐	☐	☐

2.	Approval of the issuance of equal to or greater than 20% of the Company’s common stock pursuant to a possible offering to standby purchasers in connection with a rights offering or private offering:

FOR	AGAINST	ABSTAIN

☐	☐	☐

Please be sure to sign and date this Proxy in the box below.

Date

Shareholder sign above

Date

Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

COMMUNITY CAPITAL CORPORATION

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on August 5, 2009

The Company’s proxy statement is available online at [•].

THE PROXIES WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY
WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED ABOVE, AND THE PROXIES HEREIN NAMED
WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY